EFFICIENT MARKET PORTFOLIO PLUS ETF Ticker Symbol: EMPB Listed on NYSE Arca, Inc.	SUMMARY PROSPECTUS December 9, 2024 http://nextgenemp.com/

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated December 7, 2024, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at http://nextgenemp.com/. You can also get this information at no cost by calling 215-330-4476.

INVESTMENT OBJECTIVE
The Efficient Market Portfolio Plus ETF (the “Fund”) seeks capital appreciation.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Dividend and Interest Expenses on Securities Sold Short[2]	0.84%
Acquired Fund Fees and Expenses[1,3]	0.37%
Total Annual Fund Operating Expenses	2.21%
1 Other Expenses and Acquired Fund Fees and Expenses are estimated for the current fiscal year.
2. When a cash dividend is declared on a stock the Fund has sold short, the Fund is required to pay an amount equal to the dividend to the party from which the Fund has borrowed the stock, and to record the payment as an expense. Interest expenses result from the Fund’s use of prime brokerage arrangements to execute short sales. Any interest expense amount or dividends paid on securities sold short will vary based on the extent the Fund sells securities short.
3 “Acquired Fund Fees and Expenses” (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:
$224	$691
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available.

PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by utilizing an investment strategy that leverages NextGen EMP, Inc’s, the Fund’s sub-adviser (the “Sub-Adviser”), proprietary algorithm to estimate which asset classes or sectors of the economy are likely to exceed the returns of the overall U.S. equity market.
The algorithm has been designed to identify patterns and trends in historical data and real-time market data, resulting in price predictions for asset classes and/or sectors. The Sub-Adviser believes that by identifying emerging trends and patterns, it can construct a portfolio that provides exposure to asset classes and/or sectors that are expected to outperform the overall U.S. equity market while providing downside protection from those asset classes and/or sectors expected to underperform the overall U.S. equity market.
The Fund’s portfolio will be allocated across long and/or short positions in ETFs or individual equity securities. The Fund will hold long positions in asset classes or sectors that have been identified by the Sub-Adviser’s proprietary algorithm as being statistically likely to outperform the overall U.S. equity market. The Fund will hold short positions in asset classes or sectors that have been identified by the Sub-Adviser’s proprietary algorithm as being statistically likely to underperform the overall U.S. equity market. When taking a short position, the Fund borrows the security from a third party and sells it at the then current market price with the expectation that the security’s price will decline.
When investing in underlying ETFs, the Fund will hold typically 12 to 24 ETFs that provide either long or short exposure to the desired asset classes or sectors. The asset classes analyzed by the Sub-Adviser generally include, among others, U.S. equities of small-, mid-, and large-capitalization companies, U.S. Treasury securities, and foreign equity securities. The Fund’s exposure to foreign equity securities will be through investments in other ETFs and it may include exposure to small-, mid- and/or large- capitalization companies. In addition, at times, the Fund may take long or short positions in ETFs that focus their investments on a particular country and/or region. The Fund, under normal market conditions, will be approximately 100% invested in long positions, and the Fund’s short positions may range from approximately 20% to 70%. The Sub-Adviser intends to maintain a net long exposure (the market value of long positions minus the market value of short positions) for the overall portfolio of approximately 50% to 100%.
When selecting investments for the Fund, the Sub-Adviser employs its proprietary algorithm that looks at historical performance for the security (or asset class) over various periods within the prior 24 months to identify the presence of upward bias (i.e., price momentum). The Sub-Adviser defines upward bias as the propensity for price appreciation driven by factors that include, but may not be limited to, economic growth, industry sector innovations, and inflation. The Sub-Adviser’s proprietary algorithm will apply multiple momentum indicators (e.g., moving averages, price movements and volatility) to the security or asset class to assess the presence of an upward bias and, if present, the strength of the upward bias. The results are compared by the proprietary algorithm to historical performance data for the security or asset class over various periods within the prior 24 months to assess the likelihood of market appreciation. When the consensus of indicators exceeds a predetermined threshold, the Sub-Adviser believes this confirms the presence of upward bias and will generally take a long position in that security or asset class because it suggests higher prices are likely. When a security or asset class does not exceed the Sub-Adviser’s predetermined thresholds, the Sub-Adviser may take a short position in that security or asset class because it suggests prices may decline.
The Fund may hold long or short positions in inverse ETFs and inverse leveraged ETFs. Inverse ETFs seek to provide investment results that match a negative (i.e., the opposite) of the performance of an underlying asset. Inverse leveraged ETFs seek to provide investment results that match a negative multiple of the performance of an underlying asset. Inverse and inverse leveraged ETFs often “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the inverse of the performance of their underlying asset during the same period of time. The Sub-Adviser will actively monitor (i.e., daily) its positions in these ETFs to ensure the Fund’s exposure is not being negatively impacted by the compounding effect of these funds. The Fund’s exposure to these ETFs will vary over time, and the Fund will typically hold four or fewer inverse ETFs or inverse leveraged ETFs. The results of the Sub-Adviser’s proprietary algorithm will dictate the Fund’s exposure.
The Sub-Adviser’s investment selection criteria for ETFs includes a review of its structure, relative performance among its peer group and the broader market (e.g., the S&P 500 Index), total operating expense ratio, assets under management, liquidity, and a minimum track record of five years. The Fund may take larger positions in certain securities or asset classes as dictated by the Sub-Adviser’s investment selection criteria described above. The Sub-Adviser expects to typically use ETFs to provide exposure to asset classes, but may invest in individual equity securities if it believes they will provide a more efficient means to achieve the desired exposure.
The Sub-Adviser expects to reallocate the Fund’s portfolio at least monthly. This could result in the Fund having a high portfolio turnover rate. In addition, while it is anticipated that the Fund will invest across a range of industries, certain sectors may be overweight compared to others because the Sub-Adviser seeks the best investment opportunities regardless of sector.
Because the Fund intends to operate as a “non-diversified” fund that means it can invest in fewer securities at any one time than a diversified fund and can invest more of its assets in securities of a single issuer than a diversified fund. The Fund may invest a significant percentage of its assets in one or more ETFs.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Principal Investment Risks.”
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises, and environmental disasters such as earthquakes, fire, and floods, may add to instability in world economies and volatility in markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Momentum Style Risk. Investing in or having exposure to securities with the highest relative momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross- section of securities. Returns on securities that have previously exhibited momentum may be less than returns on other styles of investing or the overall stock market. Momentum can turn quickly and cause significant variation from other types of investments, and stocks that previously exhibited high momentum may not experience continued highest relative momentum. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of the Fund using a momentum strategy may suffer.
Non-Diversification Risk. Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Shares and greater risk of loss.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Short Sale Risk. Short selling is generally considered speculative, has the potential for unlimited loss and may involve leverage, which can magnify the Fund’s exposure to assets that decline in value and increase the volatility of the Fund’s net asset value. If the price of a security which the Fund has sold short increases between the time of the short sale and when the position is closed out, the Fund will incur a loss equal to the increase in price from the time of the short sale plus any related interest payments, dividends, transaction or other costs. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price. Purchasing a security to cover a short position can itself cause the price of the security to rise, potentially exacerbating a loss or reducing a gain. In addition, the Fund is subject to the risk that the lender of a security will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. A Fund that uses short sales is subject to the risk that its prime broker will be unwilling or unable to perform its contractual obligations. Regulatory restrictions limit the extent to which the Fund may engage in short sales.
Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in or exposures to foreign securities are subject to special risks, including risks associated with foreign securities generally. Those special risks may arise due to differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.
Government Securities Risk. The Fund invests in U.S. Treasury obligations and securities issued or guaranteed by the U.S. Treasury. U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund.
Risk of Investing in Other ETFs. Because the Fund may invest in other ETFs, the Fund’s investment performance is impacted by the investment performance of the selected underlying ETFs. An investment in the Fund is subject to the risks associated with the ETFs that then-currently comprise the Fund’s portfolio. At times, certain of the segments of the market represented by the Fund’s underlying ETFs may be out of favor and underperform other segments. The Fund will indirectly pay a proportional share of the expenses of the underlying ETFs in which it invests (including operating expenses and management fees), which are identified in the fee schedule above as “Acquired Fund Fees and Expenses.”
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on NYSE Arca, Inc. (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).
Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sectors and, therefore, the performance of the Fund could be negatively impacted by events affecting each of these sectors.
Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s, Sub-Adviser’s, or portfolio managers’ success or failure to implement investment strategies for the Fund. The success of the Fund’s investment program depends largely on the investment techniques and risk analyses applied by the Adviser, Sub-Adviser, and the portfolio managers and the skill of the Adviser, Sub-Adviser, and/or portfolio managers in evaluating, selecting, and monitoring the Fund’s assets. The Fund could experience losses (realized and unrealized) if the judgment of the Adviser, Sub-

Adviser, or portfolio managers about markets or sectors or the attractiveness of particular investments made for the Fund’s portfolio prove to be incorrect. It is possible the investment techniques and risk analyses employed on behalf of the Fund will not produce the desired results.
Monthly Reallocation Risk. Because the Sub-Adviser will generally reallocate the Fund’s portfolio on a monthly basis, (i) the Fund’s market exposure may be affected by significant market movements promptly following the monthly rebalancing that are not predictive of the market’s performance for the subsequent period and (ii) changes to the Fund’s market exposure may lag a significant change in the market’s direction (up or down) by as long as a month if such changes first take effect promptly following the rebalance. Such lags between market performance and changes to the Fund’s exposure may result in significant underperformance relative to the broader equity market.
High Portfolio Turnover Risk. The Fund’s investment strategy may result in higher turnover rates. This may increase the Fund’s brokerage commission costs, which could negatively impact the performance of the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains, distributions of which would generally be taxed to you as ordinary income and thus cause you to pay higher taxes.
Inverse, and Inverse Leveraged ETF Risk. Inverse and inverse leveraged ETFs expose the Fund to all of the risks that traditional ETFs present. Inverse ETFs seek to provide investment results that match a negative (i.e., the opposite) of the performance of an underlying asset class. Leveraged inverse ETFs seek to provide investment results that match a negative multiple of the performance of an underlying asset class. All those types of ETFs rely to some degree, often extensively, on derivatives to achieve their objectives and, thus, the Fund is indirectly exposed to derivatives risk through its investments in these ETFs. Further, investments in inverse, or inverse leveraged ETFs are subject to the risk that the performance of the ETF will not correlate with the underlying asset class as intended. Inverse and inverse leveraged ETFs often “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying asset class during the same period of time. This effect can be magnified in volatile markets. Consequently, these investment vehicles may be extremely volatile and can potentially expose the Fund to complete loss of its investment.
Large Cap Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and medium- capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often small- and medium-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.
PERFORMANCE
Performance information is not provided below because the Fund has not yet been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at http://nextgenemp.com/.
INVESTMENT ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (“Adviser”)
Investment Sub-Adviser:	NextGen EMP, Inc.
PORTFOLIO MANAGERS
Wayne Penello, Founder, President and Chief Investment Officer of the Sub-Adviser and Robert Coakley, Portfolio Manager of the Sub-Adviser, are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Penello and Coakley have served as the portfolio managers of the Fund since its inception.

PURCHASE AND SALE OF SHARES
The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares known as “Creation Units,” and only APs (typically, broker-dealers) may purchase or redeem Creation Units. Creation Units generally are issued and redeemed ‘in-kind’ for securities and partially in cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.